Filed pursuant to Rule 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG GW&K Municipal Bond Fund

AMG GW&K Small Cap Core Fund

AMG GW&K Municipal Enhanced Yield Fund

AMG GW&K Small Cap Growth Fund

Supplement dated December 29, 2016 to the

Prospectus and Statement of Additional Information dated May 1, 2016, as supplemented July 28, 2016 and

September 30, 2016

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Municipal Bond Fund, AMG GW&K Small Cap Core Fund, AMG GW&K Municipal Enhanced Yield Fund and AMG GW&K Small Cap Growth Fund, each a series of AMG Funds (each, a “Fund” and collectively, the “Funds”), contained in the Funds’ Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”), dated and supplemented as noted above.

Fee Changes

AMG GW&K Municipal Bond Fund

Effective on or about February 27, 2017 (the “Implementation Date”), shareholder servicing fees paid by Class N shares of AMG GW&K Municipal Bond Fund will decrease from up to 0.25% to up to 0.15% and Class I shares of the Fund will be authorized to pay up to 0.05% in shareholder servicing fees. These changes will increase the total expense ratio of the Fund’s Class I shares from 0.34% to 0.39%.

Effective on the Implementation Date, the section under “Summary of the Funds – AMG GW&K Municipal Bond Fund” titled “Fees and Expenses of the Fund” and “Expense Example” are hereby deleted and replaced with the following:

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class S	Class I
Management Fee[1]	0.21%	0.21%	0.21%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.35%	0.35%	0.25%
Total Annual Fund Operating Expenses	0.81%	0.56%	0.46%
Fee Waiver and Expense Reimbursements[2]	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	0.74%	0.49%	0.39%

[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.34% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Expense Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2018. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$76	$252	$443	$995
Class S	$50	$172	$306	$695
Class I	$40	$141	$251	$572

AMG GW&K Small Cap Core Fund

Effective on the Implementation Date, the management fee for AMG GW&K Small Cap Core Fund will be reduced from 0.75% to 0.70%, the contractual expense limitation amount will be reduced from 0.95% to 0.90% (the terms of the Fund’s expense limitation arrangement will otherwise remain the same), shareholder servicing fees paid by Class N shares of the Fund will decrease from up to 0.25% to up to 0.15% and Class I shares of the Fund will be authorized to pay up to 0.05% in shareholder servicing fees. Shareholders will not experience any increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund. AMG Funds LLC (the “Investment Manager”) will pay a portion of the management fee to the Fund’s subadviser for its services.

AMG GW&K Municipal Enhanced Yield Fund

Effective on the Implementation Date, the management fee for AMG GW&K Municipal Enhanced Yield Fund will be reduced from 0.50% to 0.45%, the contractual expense limitation amount will be reduced from 0.64% to 0.59% (the terms of the Fund’s expense limitation arrangement will otherwise remain the same), shareholder servicing fees paid by Class N shares of the Fund will decrease from up to 0.25% to up to 0.15% and Class I shares of the Fund will be authorized to pay up to 0.05% in shareholder servicing fees. Shareholders will not experience any increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund. The Investment Manager will pay a portion of the management fee to the Fund’s subadviser for its services.

AMG GW&K Small Cap Growth Fund

Effective on the Implementation Date, the management fee for AMG GW&K Small Cap Growth Fund will be reduced from 0.75% to 0.65%, the contractual expense limitation amount will be reduced from 0.95% to 0.85% (the terms of the Fund’s expense limitation arrangement will otherwise remain the same), shareholder servicing fees paid by Class N shares of the Fund will decrease from up to 0.25% to up to 0.15% and Class I shares of the Fund will be authorized to pay up to 0.10% in shareholder servicing fees. Shareholders will not experience any increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund. The Investment Manager will pay a portion of the management fee to the Fund’s subadviser for its services.

Closing Class S Shares and Converting to Class I Shares

Effective immediately after the close of business (4:00 PM EST) on June 23, 2017 (the “Closure Time”), Class S shares of the Funds will be closed to all investors and will no longer be available for purchase, including purchases by exchange. As of the Closure Time, each shareholder’s outstanding Class S shares of a Fund will automatically convert to a number of full and/or fractional Class I shares of such Fund equal in value to the shareholder’s Class S shares of such Fund as of the Closure Time (the “Class I Conversion”). There will be no change in the overall value of a shareholder’s shares as of the Closure Time resulting from the Class I Conversion. Investments in Class I shares of a Fund after the Closure Time will be subject to the fees and expenses applicable to Class I shares described in the then current prospectus.

Additional Changes to AMG GW&K Small Cap Growth Fund

Effective on the Implementation Date, the name of AMG GW&K Small Cap Growth Fund will be changed to AMG GW&K Small/Mid Cap Fund. In addition, the Prospectus will be revised as follows:

The sub-section “Principal Investment Strategies” in the section “Summary of the Funds – AMG GW&K Small Cap Growth Fund” will be deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies. The Fund ordinarily invests in approximately 55-85 stocks. The Fund primarily invests in common stock and preferred stock of U.S. small- and mid-capitalization companies. Small- and mid-capitalization companies are those with a market capitalization within the range of capitalizations of companies in the Russell 2500® Index (between $133 million and $9.88 billion as of May 27, 2016, the date of the latest reconstitution of the Index (implemented June 24, 2016)). The Fund may continue to hold securities of a portfolio company that subsequently appreciates above this capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small- and mid-capitalization companies at any given time.

The Fund invests in an unrestricted opportunity set, pursuing quality companies with either growth- or value-oriented characteristics. GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), intends to assemble a portfolio of securities diversified as to companies and industries. The Subadviser may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.

The sub-section “Additional Information About the Fund’s Principal Investment Strategies” in the section “Additional Information About the Funds – AMG GW&K Small Cap Growth Fund,” will be revised as follows:

The first sentence of the first paragraph will be deleted and replaced with the following:

The Subadviser utilizes fundamental research and bottom-up stock selection to seek to identify small- and mid-capitalization companies with sustainable earnings growth in niche markets, and whose management is focused on enhancing value for shareholders.

The first sentence of the second paragraph will be deleted and replaced with the following:

The Subadviser seeks to focus on quality small- and mid-capitalization companies with sound management and long-term sustainable growth regardless of style.

The first sentence of the last paragraph will be deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies.

The sub-section “Where this Fund Fits as Part of your Asset Allocation” in the section “Additional Information About the Funds – AMG GW&K Small Cap Growth Fund,” will be revised as follows:

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to small- and mid-capitalization equities in your portfolio.

•	Seeking exposure to growth - and value-oriented investments.

•	Seeking long-term capital appreciation.

•	Willing to accept short-term volatility of returns.

In addition, the Fund will be subject to Small- and Mid-Capitalization Stock Risk and Value Stock Risk, which are described below.

Small- and Mid-Capitalization Stock Risk. The stocks of small- and mid-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in small- and mid-capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.

Value Stock Risk. Value stocks present the risk that a stock may decline in price or never reach what the Subadviser believes is its full market value, either because the market fails to recognize what the Subadviser considers to be the company’s true business value or because the Subadviser overestimates the company’s true business value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.

Also effective on the Implementation Date, the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund will be Daniel L. Miller and Jeffrey W. Thibault.

Also effective on the Implementation Date, the Fund will use the Russell 2500 Index instead of the Russell 2000 Growth Index as its benchmark for performance comparison purposes because the Investment Manager and GW&K Investment Management, LLC believe the Russell 2500 Index is a more appropriate comparison in light of the Fund’s new principal investment strategy.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE